Paragon Agreement	9 Months Ended
Sep. 30, 2023
Collaborative Arrangement [Abstract]
Paragon Agreement
8. Paragon Agreement
In May 2023, Spyre entered into the Paragon Agreement with Paragon and Parapyre. In consideration for the Option granted under the Paragon Agreement, Spyre was obligated to pay Paragon an upfront cash amount of $3.0 million in research initiation fees. In addition, Spyre was obligated to compensate Paragon on a quarterly basis for its services performed under each research program based on the actual costs incurred with mark-up
costs pursuant to the terms of the Paragon Agreement. As of the date of the Asset Acquisition, Spyre had incurred total expenses of $19.0 million under the Paragon Agreement since inception, which included the $3.0 million research initiation fee and $16.0 million of historical reimbursable expenses owed to Paragon. As of June 22, 2023, $19.0 million was unpaid and was assumed by the Company through the Asset Acquisition.

Furthermore, the Paragon Agreement provided for an annual equity grant of options to purchase 1% of the then outstanding shares of Spyre’s common stock, on a fully diluted basis, on the last business day of each calendar year, during the term of the Paragon Agreement, at the fair market value determined by the board of directors of Spyre.
As a result of the Asset Acquisition, the Company assumed the rights and obligations of Spyre under the Paragon Agreement, including the Parapyre Option Obligation. Pursuant to the Paragon Agreement, on a research program-by-research
program basis following the finalization of the research plan for each respective research program, the Company is required to pay Paragon a nonrefundable fee in cash of $0.8 million. For the three and nine months ended September 30, 2023, the Company incurred $19.4 million and $20.8 million, respectively, in costs reimbursable to Paragon, which were recorded as Research and development expenses in the consolidated statements of operations.
For the three and nine months ended September 30, 2023, the Company made payments totaling $20.0 million to Paragon.
On July 12, 2023, the Company exercised its Option available under the Paragon Agreement with respect to the SPY001 research program and expects to enter into a SPY001 license agreement (the “SPY001 License Agreement”). The Company’s Option available under the Paragon Agreement with respect to the SPY002, SPY003 and SPY004 programs remains unexercised.
Following the execution of the SPY001 License Agreement, the Company will be obligated to pay Paragon up to $22.0 million upon the achievement of specific development and clinical milestones for the first product under the SPY001 License Agreement that achieves such specified milestones. Upon execution of the SPY001 License Agreement, the Company expects to pay Paragon a $1.5 million fee for nomination of a development candidate, and the Company expects to be obligated to make a further milestone payment of $2.5 million upon the first dosing of a human patient in a Phase 1 trial. Subject to the execution of the Option with respect to the SPY002, SPY003 or SPY004 research programs, the Company expects to be obligated to make similar payments upon and following the execution of license agreements with respect to the these research programs, respectively.